Employee Benefit Plans (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Employee Benefit Plans
Summary of net liability for severance payments

The net liability for severance payments as of (in thousands):

	March 31, 2024	December 31, 2023
Liability for severance payments, beginning	$7,764	$7,997
Deposit	(276)	(308)
Liability for severance payments, ending	$7,488	$7,689

(in thousands)	2023	2022
Liability for severance payments	$7,997	$7,248
Deposit	(308)	(343)
	$7,689	$6,905